PREMISES AND EQUIPMENT	12 Months Ended
Dec. 31, 2011
PREMISES AND EQUIPMENT

NOTE 8 - PREMISES AND EQUIPMENT

A summary of the cost and accumulated depreciation of premises and equipment at December 31, 2011 and 2010 follows:

	2011	2010

Land	$4,916,251	$3,515,200
Building and improvements	13,424,230	11,092,569
Furniture and equipment	5,820,318	4,435,489
Automobiles	245,363	223,326
Total cost	24,406,162	19,266,584
Less accumulated depreciation	7,965,260	7,134,443
Premises and equipment, net	$16,440,902	$12,132,141

Certain Bank facilities are leased under various operating leases. Rent expense was $488,154 and $468,320 in 2011 and 2010, respectively. Future minimum rental commitments under non-cancellable operating leases are as follows:

2012	$498,312
2013	503,825
2014	509,463
2015	515,229
2016	529,927
Thereafter	3,663,813

Total	$6,220,569